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Exhibit 32.2


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Tamarack Ventures, Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in the Report fairly presents, in all
          material respects, the financial condition and results   of operations
          of the Company.


Date:  December 15, 2004

/s/ Robert Reukl
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Robert Reukl, Treasurer and Director
Principal Financial Officer